AUGUST 8, 2019

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

Hartford Schroders US MidCap Opportunities Fund

SUMMARY PROSPECTUS DATED MARCH 1, 2019

AND

HARTFORD SCHRODERS FUNDS PROSPECTUS

DATED MARCH 1, 2019, AS SUPPLEMENTED MAY 7, 2019

This Supplement contains new and additional information regarding Hartford Schroders US MidCap Opportunities Fund (formerly, Hartford Schroders US Small/Mid Cap Opportunities Fund) and should be read in connection with your Summary Prospectus and Statutory Prospectus.

At a meeting held on August 6-7, 2019, the Board of Directors of The Hartford Mutual Funds II, Inc. approved a reduction to the contractual investment management fee schedule for Hartford Schroders US MidCap Opportunities Fund effective November 1, 2019.

1.	Accordingly, effective November 1, 2019, under the headings “Your Expenses” in the above referenced Summary Prospectus and “Hartford Schroders US MidCap Opportunities Fund Summary Section – Your Expenses” in the above referenced Statutory Prospectus, the Shareholder Fees and Annual Fund Operating Expenses tables and the footnotes attached thereto, as well as the expense examples and portfolio turnover paragraph, will be deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)

Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Management fees(2)	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(3)	0.16%	0.16%	0.14%	0.27%	0.22%	0.17%	0.16%	0.05%	0.05%
Acquired fund fees and expenses(4)	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%
Total annual fund operating expenses	1.22%	1.97%	0.95%	1.58%	1.28%	0.98%	0.97%	0.86%	0.86%
(1)	For investments over $1 million, a 1.00% maximum deferred sales charge may apply.
(2)	“Management fees” have been restated to reflect current fees.

(3)	“Other expenses” for Classes A, C, I, R3, R4, R5, Y, F, and SDR have been restated to reflect current expenses. “Other Expenses” for Class Y have also been restated to reflect estimated amounts in connection with the new transfer agency fee that became effective May 1, 2019.

(4)	“Acquired fund fees and expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•	Your investment has a 5% return each year

•	The Fund’s operating expenses remain the same
•	You reinvest all dividends and distributions
•	You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$667	$916	$1,183	$1,946
C	$300	$618	$1,062	$2,296
I	$ 97	$303	$ 525	$1,166
R3	$161	$499	$ 860	$1,878
R4	$130	$406	$ 702	$1,545
R5	$100	$312	$ 542	$1,201
Y	$ 99	$309	$ 536	$1,190
F	$ 88	$274	$ 477	$1,061
SDR	$ 88	$274	$ 477	$1,061

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$667	$916	$1,183	$1,946
C	$200	$618	$1,062	$2,296
I	$ 97	$303	$ 525	$1,166
R3	$161	$499	$ 860	$1,878
R4	$130	$406	$ 702	$1,545
R5	$100	$312	$ 542	$1,201
Y	$ 99	$309	$ 536	$1,190
F	$ 88	$274	$ 477	$1,061
SDR	$ 88	$274	$ 477	$1,061

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

2.	Effective immediately, under the heading “The Investment Manager and Sub-Advisers – Management Fee” in the above referenced Statutory Prospectus, the following footnote is added next to US MidCap Opportunities Fund in the management fee table:

(3)	Effective November 1, 2019, the management fee set forth in the investment management agreement with respect to the US MidCap Opportunities Fund will be 0.7500% of the first $1 billion, 0.7000% of the next $1.5 billion, 0.6500% of the next $2.5 billion, 0.6450% of the next $5 billion, and 0.6400% in excess of $10 billion annually of the Fund’s average daily net assets. From November 1, 2018 through October 31, 2019, the management fee set forth in the investment management agreement with respect to the US MidCap Opportunities Fund is 0.8500% of the first $1 billion, 0.8000% of the next $4 billion, 0.7900% of the next $5 billion, and 0.7850% in excess of $10 billion annually of the Fund’s average daily net assets.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7481	August 2019